Exhibit 10.61

SCHEDULE OF PARTIES TO FORM OF

SEVERANCE AGREEMENT

Each of the parties identified in the table below is party to a severance agreement with Remington Arms Company, Inc. (the “Company”) substantially in the form attached as Exhibit 10.60 to the Company’s Annual Report on Form 10-K for the year ending December 31, 2008, previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 20, 2009. Each party’s severance agreement is identical except for such party’s position.

Employee Name	Position
John M. Dwyer, Jr.	Chief Technology Officer
Igor Popov	Chief Supply Chain Officer